                                                                    EXHIBIT 99.3

                             LETTER OF TRANSMITTAL
to accompany American Depositary Receipt certificates ("Sonera ADRs") evidencing American Depositary Shares ("Sonera ADSs"), each Sonera ADS representing one (1)
                                     share

                                       of

                              SONERA CORPORATION,

               a company incorporated under the laws of Finland,
                  for exchange in connection with the offer by

                                   TELIA AB,

                 a company organized under the laws of Sweden, to exchange each Sonera ADS for 0.30288 American Depositary Shares ("Telia
                           ADSs") to be evidenced by
    American Depositary Receipt certificates ("Telia ADRs"), each Telia ADS representing
     five (5) ordinary shares, nominal value SEK 3.20 per share of Telia AB

This Letter of Transmittal should be completed and signed in the space provided below and in the space provided on the Substitute Form W-9 below and mailed or delivered together with your Sonera ADRs to Citibank, N.A., as U.S. Exchange Agent, at one of the following addresses:

           By Hand:                        By Mail:                  By Overnight Courier:
        CITIBANK, N.A.                  CITIBANK, N.A.                  CITIBANK, N.A.
  c/o Securities Transfer and          Corporate Actions               Corporate Actions
    Reporting Services Inc.             P.O. Box 43034                40 Campanelli Drive
       Corporate Actions           Providence, RI 02940-3034          Braintree, MA 02184
100 William Street -- GALLERIA
      New York, NY 10038

   For information, call Georgeson Shareholder Services Inc., the Information
                                   Agent, at
                        (800) 223-2064 or (866) 297-1410

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

--------------------------------------------------------------------------------------------------------------------------
                                           ITEM A: DESCRIPTION OF ADRS ENCLOSED
--------------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SONERA ADRS ENCLOSED
         NAME(S) AND ADDRESS(ES) OF RECORD HOLDER(S) OF SONERA ADRS                   (ATTACH ADDITIONAL LISTS IF
(IF BLANK, PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON THE SONERA ADR(S))       NECESSARY -- SEE INSTRUCTION 14)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER OF SONERA
                                                                                   SONERA ADR          ADSS REPRESENTED
                                                                             CERTIFICATE NUMBER(S)         THEREBY
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                           TOTAL NUMBER OF SONERA ADSS SURRENDERED:
--------------------------------------------------------------------------------------------------------------------------
                                                                             ---------------------

CALL CITIBANK, N.A. TOLL FREE AT (800) 308-7887 IF YOUR SONERA ADR CERTIFICATES
                HAVE BEEN LOST OR STOLEN. (SEE INSTRUCTION 10).

             READ THE INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS
                             LETTER OF TRANSMITTAL

            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
        9:00 A.M. NEW YORK CITY TIME, WHICH IS 4:00 P.M. HELSINKI TIME,
                          ON FRIDAY, NOVEMBER 8, 2002.

  [ ] If this Letter of Transmittal and corresponding Sonera ADR certificate(s) are being delivered pursuant to a Notice of Guaranteed Delivery, please check this box.

     We hereby surrender to Citibank, N.A., as U.S. Exchange Agent (the "U. S. Exchange Agent"), subject to the terms and conditions of (i) the Combination Agreement, dated as of March 26, 2002, as amended and supplemented from time to time (the "Combination Agreement"), among Telia AB, a company organized under the laws of Sweden ("Telia"), and Sonera Corporation, a company incorporated under the laws of Finland ("Sonera"), (ii) the Exchange Offer Prospectus, dated October 1, 2002 (the "Exchange Offer Prospectus"), as filed with the U.S. Securities and Exchange Commission under cover of a registration statement on
Form F-4 (Reg. No. 333-          ) on October 1, 2002, (iii) the U.S. Exchange
Agency Agreement, dated as of October 1, 2002 (the "Exchange Agency Agreement"), by and between Telia and Citibank, N.A., as U.S. Exchange Agent, and (iv) this Letter of Transmittal, the Sonera ADRs enclosed herewith evidencing Sonera ADSs, each Sonera ADS representing one (1) share of Sonera, in exchange for Telia ADRs evidencing Telia ADSs, each Telia ADS representing five (5) ordinary shares, nominal value SEK 3.20 per share (the "Telia Shares") of Telia. The Telia ADRs are to be issued pursuant to a deposit agreement, to be dated as of the date on which Telia announces its acceptance of the Sonera securities tendered under the terms set forth in the Exchange Offer Prospectus (the "Telia Deposit Agreement"), by and among Telia, Citibank, N.A., as depositary (the "Telia Depositary") and the holders and beneficial owners of Telia ADRs evidencing Telia ADSs issued thereunder.

     For each Sonera ADS you tender under the Exchange Offer, you will receive
0.30288 Telia ADSs.

     The undersigned hereby represents and warrants that the undersigned is the registered holder of the enclosed Sonera ADR(s) evidencing Sonera ADS(s), with good title thereto and full power and authority to sell, assign and transfer the Sonera ADSs evidenced by the enclosed Sonera ADR(s), free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims.

     The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Sonera ADSs evidenced by the enclosed Sonera ADR(s).

     The undersigned hereby irrevocably appoints the U.S. Exchange Agent, as agent of the undersigned, to effect the exchange of the Sonera ADSs in accordance with the terms of the Combination Agreement, the Exchange Offer Prospectus, the Exchange Agency Agreement and this Letter of Transmittal, and as may be required by law.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     It is understood that the undersigned will not receive the Telia ADSs until the Sonera ADR(s) evidencing the Sonera ADS(s) owned by the undersigned are received by the U.S. Exchange Agent at the applicable address set forth above, together with such additional documents as the U.S. Exchange Agent or Telia may require, and until the same are processed and exchanged by the U.S. Exchange Agent and accepted for exchange by Telia.

     Unless otherwise indicated below in the box entitled "Special Issuance Instructions," in exchange for the enclosed Sonera ADR(s) evidencing Sonera ADS(s), the undersigned requests that a single Telia ADR evidencing the applicable number of Telia ADSs be issued to the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," the undersigned requests the Telia ADR to be mailed to the undersigned at the address shown above. In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, the undersigned requests the Telia ADR to be mailed to the person or entity so indicated at the address so indicated. Appropriate medallion signature guarantees by an Eligible Guarantor Institution (as defined in Instruction 2) have been included with respect to the Sonera ADSs surrendered for which Special Issuance Instructions for the Telia ADRs have been given.

                     ITEM B: SPECIAL ISSUANCE INSTRUCTIONS



                         (SEE INSTRUCTIONS 5, 7, AND 8)

To be completed ONLY if Telia ADR(s) evidencing Telia ADS(s) are to be issued and delivered to persons other than to the record holder(s) identified above.

ISSUE AND MAIL TO:

Name(s):
        ------------------------------------------------------------------------
                                      (Please Print)

Address: -----------------------------------------------------------------------

City: --------------------------------------------------------------------------

State: ------------------ Zip Code: ------------

Tax I.D. No. or Social Security No.: -------------------------------------------

                     ITEM C: SPECIAL DELIVERY INSTRUCTIONS



                         (SEE INSTRUCTIONS 4, 7 AND 8)

To be completed ONLY if Telia ADR(s) evidencing Telia ADS(s) are to be mailed to an address other than the address of the record holder(s) identified above.

MAIL TO:

Name(s): c/o -------------------------------------------------------------------
                                        (Please Print)

Address: -----------------------------------------------------------------------

City: --------------------------------------------------------------------------

State: ------------------ Zip Code: ------------





                   IMPORTANT: ALL ADS HOLDERS MUST SIGN HERE

ITEM D:
                                  SIGNATURE(S)




                           (SEE INSTRUCTIONS 6 AND 7)



                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

Date: -------------------- Area Code and Telephone No.: --------------------

Signature(s): ---------------------------------------------------------

(Must be signed by record owner(s), exactly as the name(s) appear(s) on the Sonera ADR(s) enclosed or by person(s) authorized to become the registered holder(s) of Sonera ADS(s) evidenced by the Sonera ADR(s) as evidenced by the endorsement transmitted herewith. If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should also be indicated.)

Name(s): -----------------------------------------------------------------------

Capacity (full title): ---------------------------------------------------------



ITEM E:
                            GUARANTEE OF SIGNATURES




                  (IF REQUIRED -- SEE INSTRUCTIONS 2, 5 AND 6)

Authorized Signature: ----------------------------------------------------------

Name: --------------------------------------------------------------------------

Title: -------------------------------------------------------------------------

Name of Firm: ------------------------------------------------------------------

Address: -----------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone Number: --------------------

Date: --------------------

PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE THE U.S. EXCHANGE AGENT
  WITH YOUR TAX IDENTIFICATION NUMBER AND A CERTIFICATION AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING TO BE COMPLETED BY HOLDERS OF SONERA ADSS (OR OTHER
                                    PAYEES)
                              (See Instruction 11)

--------------------------------------------------------------------------------

                     PAYER'S NAME: CITIBANK, N.A., AS U.S. EXCHANGE AGENT
----------------------------------------------------------------------------------------------
SUBSTITUTE                      PART I -- Taxpayer's            Security Number OR Employer
FORM W-9                        Identification Number -- For    Identification Number
                                all accounts, enter taxpayer    ------------------------------
DEPARTMENT OF THE TREASURY      identification number in the    (If awaiting TIN, write
INTERNAL REVENUE SERVICE        box at right. (For most         "Applied For")
                                individuals, this is your
PAYOR'S REQUEST FOR TAXPAYER    Social Security number. If you
IDENTIFICATION NUMBER (TIN)     do not have a number, see
AND                             OBTAINING A NUMBER in the
CERTIFICATION                   enclosed Guidelines.) Certify
                                by signing and dating below.
                                NOTE: If the account is in
                                more than one name, see chart
                                in the enclosed Guidelines to
                                determine which number to give
                                the payer.
----------------------------------------------------------------------------------------------
                                PART II -- For Payees exempt from back-up withholding, see the enclosed Guidelines and complete as instructed therein.
----------------------------------------------------------------------------------------------
PART III -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM
    WAITING FOR A NUMBER TO BE ISSUED TO ME); AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING,
    OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO
    BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C)
    THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING; AND

(3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).



  ----------------------------------------           ----------------------------------------
                  Signature                                            Date


----------------------------------------------------------------------------------------------


                      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                  WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9

----------------------------------------------------------------------------------------------

                    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form
W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification
Number), all reportable payments made to me thereafter will be subject to the applicable percentage of backup withholding tax until I provide a properly certified taxpayer identification number.



  ----------------------------------------           ----------------------------------------
                  Signature                                            Date


----------------------------------------------------------------------------------------------

NOTE: Failure to complete and return this Substitute Form W-9 may subject you to applicable Federal income tax withholding on any payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

SPECIFIC INSTRUCTIONS

     NAME. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

     SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

     LIMITED LIABILITY COMPANY (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the "Business name" line.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

     OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

PART I--TAXPAYER IDENTIFICATION NUMBER (TIN)

ENTER YOUR TIN IN THE APPROPRIATE BOX.

     If you are a RESIDENT ALIEN and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

     If you are a SOLE PROPRIETOR and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are an LLC that is DISREGARDED AS AN ENTITY separate from its owner (see LIMITED LIABILITY COMPANY (LLC) above), and are owned by an individual, enter your SSN (or "pre-LLC" EIN, if desired). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's EIN.

NOTE: See the chart on this page for further clarification of name and TIN combinations.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at WWW.IRS.GOV.

     If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

NOTE: Writing "Applied For" means that you have already applied for a Tin or that you intend to apply for one soon.

PART II--FOR U.S. PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate Instructions for the Requestor of Form W-9.

     If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in
Part I, write "Exempt" in Part II, and sign and date the form.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

PART III--CERTIFICATION

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required).

     1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

     4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a non-employee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED STATE TUITION PROGRAM PAYMENTS, IRA OR MSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws.

     You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTOR

-----------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                GIVE NAME AND SSN
                                         OF:
-----------------------------------------------------------
1.   Individual                          The individual
2.   Two or more individuals (joint      The actual owner
     account)                            of the account or,
                                         if combined funds,
                                         the first
                                         individual on the
                                         account(1)
3.   Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
4.   a. The usual revocable savings      The grantor-
     trust (grantor is also trustee)     trustee(1)
     b. So-called trust account that is  The actual
     not a legal or valid trust under    owner(2)
        state law
5.   Sole proprietorship                 The owner(3)
-----------------------------------------------------------
-----------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                GIVE NAME AND EIN
                                         OF:
-----------------------------------------------------------
6.   Sole proprietorship                 The owner(3)
7.   A valid trust, estate, or pension   Legal entity(4)
     trust
8.   Corporate                           The corporation
9.   Association, club, religious,       The organization
     charitable, educational, or other
     tax-exempt organization
10.  Partnership                         The partnership
11.  A broker or registered nominee      The broker or
                                         nominee
12.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state or
     local government, school district,
     or prison) that receives
     agricultural program payments
-----------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's SSN.
(3) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).
(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
    NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                                  INSTRUCTIONS

1. HOW TO EXCHANGE YOUR SONERA ADS(S) EVIDENCED BY SONERA ADR(S). To exchange your Sonera ADS(s), you must deliver this Letter of Transmittal, properly completed and duly executed, with signature guarantees by an Eligible Guarantor Institution, if applicable, together with your Sonera ADR(s), to Citibank, N.A., in its capacity as U.S. Exchange Agent, at the applicable address located on the front of this Letter of Transmittal.

2. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder of the Sonera ADSs evidenced by Sonera ADR(s) surrendered herewith (unless such holder has completed the box entitled "Special Issuance Instructions") or (b) if Sonera ADSs evidenced by Sonera ADR(s) are surrendered for the account of an Eligible Guarantor Institution such as a commercial bank, trust company, securities broker/dealer, credit union, or savings association participating in a Medallion Program approved by the Securities Transfer Association, Inc. (each of the foregoing being an "Eligible Guarantor Institution"). In all other cases, all signatures on this Letter of Transmittal must be medallion guaranteed by an Eligible Guarantor Institution. See Instructions 5 and 6.

3. DELIVERY OF LETTER OF TRANSMITTAL AND SONERA ADR CERTIFICATES. Do not send any of your Sonera ADRs directly to Sonera or Telia. The Sonera ADSs evidenced by Sonera ADR(s), together with a properly completed and duly executed and dated Letter of Transmittal and any other documents required by this Letter of Transmittal should be delivered to the U.S. Exchange Agent at one of the addresses set forth above.

     THE METHOD OF DELIVERY OF THE SONERA ADR(S) AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE OWNER. HOWEVER, IF THE SONERA ADR(S) ARE SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. RISK OF LOSS AND TITLE OF THE SONERA ADSS EVIDENCED BY SONERA ADR(S) SHALL PASS ONLY UPON PROPER DELIVERY OF THE SONERA ADR(S) TO THE U.S. EXCHANGE AGENT.

     All questions as to validity, form and eligibility of any Sonera ADR delivered hereunder will be determined by Telia (which may delegate power in whole or in part to the U.S. Exchange Agent) and such determination shall be final and binding. Telia reserves the right to waive any irregularities or defects in the surrender of any Sonera ADSs evidenced by Sonera ADR(s). A surrender of Sonera ADSs will not be deemed to have been made until all irregularities have been cured or waived.

4. SPECIAL DELIVERY INSTRUCTIONS. If the Telia ADR(s) are to be issued in the name of the registered holder of the Sonera ADS(s) evidenced by Sonera ADR(s) surrendered with this Letter of Transmittal but are to be mailed to an address different from the address set forth in Item A of this Letter of Transmittal, please complete Item C of this Letter of Transmittal ("Special Delivery Instructions").

5. SPECIAL ISSUANCE INSTRUCTIONS. If the Telia ADR(s) are to be issued in the name(s) of (a) person(s) other than the registered holder(s) of the Sonera ADS(s) evidenced by Sonera ADR(s) surrendered with this Letter of Transmittal, Item B ("Special Issuance Instructions") must be duly completed, the Sonera ADR(s) must be properly endorsed or be accompanied by an appropriate instrument(s) of transfer, properly executed by the registered holder(s), and the signature(s) to the endorsement and on the instrument of transfer must be guaranteed in Item E of this Letter of Transmittal (Guarantee of Signature) by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc.

6. SIGNATURE BY HOLDER'S REPRESENTATIVE OR BY TRANSFEREE. If you sign this Letter of Transmittal in a representative capacity (i.e., as an executor, administrator, trustee, guardian, attorney, officer of a corporation or other person acting in a representative capacity), you must enclose with the Letter of Transmittal evidence, satisfactory to the U.S. Exchange Agent and Telia, of your authority to sign this Letter of Transmittal on behalf of the registered holder.

     If this Letter of Transmittal is signed in Item D by (a) person(s) other than the registered holder(s) or (a) person(s) representing the registered holder(s), the Sonera ADR(s) must be properly endorsed, or be accompanied by appropriate instrument(s) of transfer, properly executed by the registered owner(s), and signature(s) to the endorsement and on the instrument of transfer must be guaranteed in Item E ("Guarantee of Signature") by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc.

7. JOINT HOLDERS OR MULTIPLE HOLDERS OF SONERA ADR(S). If Sonera ADS(s) evidenced by Sonera ADR(s) are surrendered by joint holders or owners, all such persons must sign the Letter of Transmittal in Item D and any schedule prepared in accordance with Instruction 14. If Sonera ADS(s) evidenced by Sonera ADR(s) are registered in multiple names or forms of ownership, separate Letters of Transmittal must be completed, signed and returned for each different registration.

8. STOCK TRANSFER TAXES. It is not anticipated that any transfer taxes will be payable in connection with the issuance of Telia ADS(s) evidenced by Telia ADR(s) in exchange for Sonera ADS(s) evidenced by Sonera ADR(s). If, however, Telia ADR(s) are to be provided to a person other than the registered holder of the Sonera ADS(s) evidenced by Sonera ADR(s), the person signing in Item D of the Letter of Transmittal will need to (i) pay to the U.S. Exchange Agent any transfer or other taxes required by reason of the issuance and delivery of the Telia ADR(s) to a person other than the registered holder of the Sonera ADS(s) evidenced by Sonera ADR(s), or (ii) establish, to the satisfaction of the U.S. Exchange Agent, that such taxes have been paid or are not applicable.

9. NO FRACTIONAL SECURITIES. No Telia ADR(s) evidencing less than one Telia ADS will be issued. Fractional entitlements to Telia ADSs will be aggregated by the U.S. Exchange Agent and sold on the Nasdaq National Market ("NASDAQ"). The U.S. Exchange Agent shall cause the sale on NASDAQ of the Telia ADSs representing such fractional entitlements and distribute the proceeds of such sale (the "Cash-in-Lieu Payments") to the tendering holders of Sonera ADSs entitled thereto by means of a check in U.S. dollars delivered to such tendering holders in accordance with the instructions provided herewith.

10. LOST, STOLEN OR DESTROYED SONERA ADR(S). If your Sonera ADR(s) has/have been lost, stolen or destroyed, please call the U.S. Exchange Agent toll free at (800) 308-7887.

11. PURPOSE OF SUBSTITUTE FORM W-9. Each registered holder of the Sonera ADS(s) represented by Sonera ADR(s) or (if Item B is completed) each person whose name appears in Item B of this Letter of Transmittal is required to notify the U.S. Exchange Agent of such holder's or other person's correct taxpayer identification number (which is either the Social Security Number or the Employer Identification Number) by completing the Substitute Form W-9 certifying that (i) the taxpayer identification number provided in the Substitute Form W-9 is correct (or that each holder or other person is awaiting a taxpayer identification number); (ii) each holder or person completing the Substitute Form W-9 either (a) is exempt from backup withholding, or (b) has not been notified by the Internal Revenue Service that such holder or other person is subject to backup withholding as a result of failure to report all interest and dividends, or (c) has been notified by the Internal Revenue Service that the holder or the other person completing the Substitute Form W-9 is no longer subject to backup withholding; and (iii) each holder or person completing the Substitute Form W-9 is a U.S. person (including a U.S. resident alien). If the holder or other person completing the Substitute Form W-9 is instead subject to backup withholding, such holder or other person must cross out Item 2 in Part III of the certifications before signing the Substitute Form W-9. Failure to provide the information requested on Substitute Form W-9 may subject the holder or other person completing the Substitute Form W-9 to applicable Federal income tax withholding on any payments made in connection with the surrendered Sonera ADR(s) or on distributions made in respect of Telia ADSs. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

12. QUESTIONS AND ADDITIONAL COPIES. All questions regarding the appropriate procedures for obtaining Telia ADSs should be directed by telephone to Georgeson Shareholder Communications Inc., the Information Agent, at (800) 233-2064 or (866) 297-1410 or in writing to the Information Agent at the address set forth in the Exchange Offer Prospectus.

13. SINGLE CERTIFICATE. Unless otherwise indicated in Item C "Special Issuance Instructions", a single Telia ADR for all Telia ADSs you are entitled to receive will be issued to you in exchange for all Sonera ADSs evidenced by Sonera ADR(s) you delivered with this Letter of Transmittal.

14. INSUFFICIENT SPACE. If the space provided under Items A, B or C is inadequate, you may list the required information on a separate schedule attached to this Letter of Transmittal, which must be signed by the same person(s) signing in Item D.

15. GUARANTEED DELIVERY PROCEDURES. The U.S. Exchange Agent has established procedures (the "Guaranteed Delivery Procedures") pursuant to which Sonera ADSs may be tendered to the U.S. Exchange Agent prior to 9:00 a.m., New York City time (4:00 p.m., Helsinki time) on Friday, November 8, 2002 (the "Expiration Date") in cases where Sonera ADSs are not immediately available and all required documents cannot immediately be delivered to the U.S. Exchange Agent. As part of the Guaranteed Delivery Procedures, the U.S. Exchange Agent will require such holders to deliver, prior to the Expiration Date a Notice of Guaranteed Delivery, substantially in the form provided herewith, guaranteed by an Eligible Guarantor, to the U.S. Exchange Agent and validly tender the Sonera ADSs to the U.S. Exchange Agent within three
    (3) trading days on the NASDAQ after the date of delivery of the Notice of Guaranteed Delivery to the U.S. Exchange Agent.

16. PROCEDURES FOR WITHDRAWAL. Tendering holders of Sonera ADSs evidenced by Sonera ADR certificates may withdraw all or part of the Sonera ADSs tendered by delivering a signed notice of withdrawal, guaranteed by an Eligible Guarantor, to the U. S. Exchange Agent, at the applicable address set forth above, prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

     Under the U.S. federal income tax law, a holder whose Sonera ADSs evidenced by Sonera ADR(s) are surrendered for payment (or any other payee) is required by law to provide the U.S. Exchange Agent (as payer) with the holder's (or other payee's) correct Taxpayer Identification Number "TIN" on Substitute Form W-9. If the holder or other payee is an individual, the TIN is the holder's or other payee's social security number. If the U.S. Exchange Agent is not provided with the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder or other payee with respect to Sonera ADSs evidenced by Sonera ADR(s) surrendered for payment may be subject to applicable backup withholding.

     Some holders, including, among others, all corporations and some foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a statement on Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to the individual's exempt status. Forms of such statements can be obtained from the U.S. Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the U.S. Exchange Agent is required to withhold the applicable percentage of any payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a holder or other payee with respect to any Sonera ADSs evidenced by Sonera ADRs surrendered for payment, the holder or other payee is required to notify the U.S. Exchange Agent of the holder's correct TIN (or the TIN of any other payee) by completing the form certifying that the TIN provided on Substitute Form W-9 is correct, or that the holder or other payee is awaiting a TIN, and that (1) the holder or other payee is exempt from backup withholding, (2) the holder or other payee has not been notified by the Internal Revenue Service that the holder or other payee is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the holder or other payee that the holder or other payee is no longer subject to backup withholding and the holder or other payee is a U.S. person (including a U.S. resident alien).

WHAT NUMBER TO GIVE THE U.S. EXCHANGE AGENT

     The holder (or other payee) is required to give the U.S. Exchange Agent the social security number or employer identification number of the record holder (or any other payee) of Sonera ADSs evidenced by Sonera ADR(s) surrendered with this document. If Sonera ADR(s) are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the surrendering holder (or other payee) has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder (or other payee) should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9, and complete the additional Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the U.S. Exchange Agent is not provided with a TIN by the time of payment, the U.S. Exchange Agent will withhold the applicable percentage of backup withholding of all payments to that holder (or other payee) until a properly certified TIN is provided to the U.S. Exchange Agent.